SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 22, 2004

FIRSTMERIT CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

III Cascade Plaza, 7th Floor Akron, Ohio	44308	(330) 996-6300
(Address of Principal Executive Offices)	(Zip Code)	(Telephone Number)

Copy to:

J. Bret Treier
Vorys, Sater, Seymour and Pease LLP
106 South Main Street, Suite 801
Akron, Ohio 44308
(330) 208-1000

Item 7. Financial Statements and Exhibits
Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans
SIGNATURE
EX-99.1 NOTICE OF BLACKOUT PERIOD

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 FirstMerit Corporation Notice of Blackout Period

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On April 22, 2004, FirstMerit Corporation sent a notice to its directors and executive officers pursuant to Rule 104(b)(2) of Regulation BTR with respect to a blackout period for the FirstMerit Corporation and Affiliates Employees’ Salary Savings Retirement Plan. The notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. FirstMerit Corporation received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 on April 20, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation

Dated: April 22, 2004	By:	/s/ Terrence E. Bichsel

Terrence E. Bichsel, Executive Vice President and Chief Financial Officer